Exhibit 10.6(b)

AMENDMENT NO. 1
TO
LETTER AGREEMENT

This AMENDMENT NO. 1, dated as of December 5, 2019 (this “Amendment”), to the LETTER AGREEMENT, dated as of December 1, 2017 (the “Original Agreement”), is made by and among Leisure Acquisition Corp., a Delaware corporation (“Company”), and the persons set forth on the signature page hereto. Capitalized terms used herein shall have the meanings given such terms in the Original Agreement, as amended by this Amendment.

WITNESSETH:

WHEREAS, the parties hereto entered into the Original Agreement; and

WHEREAS, the parties hereto desire to amend the Original Agreement to reflect the extension of the date until which the Company may consummate its Business Combination (as defined in the Original Agreement) which the Company’s stockholders approved at a special meeting held on November 26, 2019.

NOW THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the parties hereby agree as follows:

1. Amendment of Section 2. Each of the three references to “24 months” set forth in Section 2 to the Original Agreement shall be replaced with “28 months.”

2. Amendment of Section 6(a). The reference to “24 months” set forth in Section 6(a) to the Original Agreement shall be replaced with “28 months.”

3. Agreement Affirmed. Except as expressly modified and superseded by this Amendment, all terms and provisions of the Original Agreement shall remain unchanged and in full force and effect without modification, and nothing herein shall operate as a waiver of any party’s rights, powers or privileges under the Original Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed as of the date first above written.

HYDRA MANAGEMENT, LLC

By:	/s/ A. Lorne Weil
Name: A. Lorne Weil
Title: Principal

HYDRA LAC, LLC

By:	/s/ A. Lorne Weil
Name: A. Lorne Weil
Title: Managing Member

MATTHEWS LANE CAPITAL PARTNERS LLC

By:	/s/ Daniel B. Silvers
Name: Daniel B. Silvers
Title: Managing Member

MLCP GLL FUNDING LLC

By:	Matthews Lane Capital Partners LLC, its manager

By:	/s/ Daniel B. Silvers
Name: Daniel B. Silvers
Title: Managing Member

HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD.

By:	HG Vora Capital Management, LLC, as investment adviser

By:	/s/ Mandy Lam
Name: Mandy Lam
Title: Authorized signatory on behalf of Vora

/s/ A. Lorne Weil
A. Lorne Weil

/s/ Daniel B. Silvers
Daniel B. Silvers

/s/ George Peng
George Peng

/s/ Eric Carrera
Eric Carrera

/s/ Marc Falcone
Marc Falcone

/s/ Steven Rittvo
Steven Rittvo

/s/ David Weinstein
David Weinstein

Acknowledged and Agreed: LEISURE ACQUISITION CORP.

By:	/s/ Daniel B. Silvers
Name: Daniel B. Silvers
Title: Chief Executive Officer

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